CALAMOS® ETF TRUST

Supplement dated September 10, 2015 to the Summary Prospectus, Prospectus

and the Statement of Additional Information, each dated March 1, 2015

Effective immediately, Gary Black will no longer be a member of the investment team managing any of the series of the Calamos ETF Trust. Accordingly, all references to Mr. Black and his position of Global Co-CIO shall be deemed deleted from the Summary Prospectus, Prospectus, and Statement of Additional Information of the Calamos ETF Trust.

The following table replaces the table listing the Focus Growth ETF’s portfolio managers in its entirety on page 6 of the Prospectus:

PORTFOLIO MANAGER/ FUND TITLE (IF APPLICABLE)	PORTFOLIO MANAGER EXPERIENCE IN THE FUND	PRIMARY TITLE WITH INVESTMENT ADVISER
John P. Calamos, Sr. (President, Chairman)	since Fund’s inception	Chief Executive Officer, Global Co-CIO
John Hillenbrand	since Fund’s inception	SVP, Sr. Co-Portfolio Manager
David Kalis	since November 13, 2014	SVP, Sr. Co-Portfolio Manager
Michael Roesler	since September 1, 2015	SVP, Co-Portfolio Manager
Jon Vacko	since Fund’s inception	SVP, Co-Portfolio Manager

The “Portfolio Managers” Section beginning on Page 14 of the prospectus is deleted in its entirety and replaced with the following:

Portfolio Managers

John P. Calamos, Sr. During the past five years, John P. Calamos, Sr. has been President and Trustee of the Calamos Investment Trust (“Trust”) and Chairman, CEO and Global Co-CIO of CALAMOS ADVISORS as of August 31, 2012. Prior thereto he was Chairman, CEO and Co-CIO of CALAMOS ADVISORS and its predecessor company.

John Hillenbrand. John Hillenbrand joined CALAMOS ADVISORS in 2002 and since September 2015 is a Co-CIO, Head of Multi-Asset Strategies and Co-Head of Convertible Strategies, as well as a Senior Co-Portfolio Manager. From March 2013 to September 2015 he was a Co-Portfolio Manager. Between August 2002 and March 2013 he was a senior strategy analyst.

David Kalis. David Kalis joined CALAMOS ADVISORS in February 2013 and has been a Co-CIO, Head of U.S. Growth Equity Strategies, as well as a Senior Co-Portfolio Manager, since September 2015. Between March 2013 and September 2015 he was a Co-Portfolio Manager. Previously, he was a Managing Partner at Charis Capital Management LLC from 2010 until 2013. Prior thereto, Mr. Kalis was Senior Vice President, Institutional Asset Management Group at Northern Trust Global Investments from 2006 to 2009.

Michael Roesler. Michael Roesler joined CALAMOS ADVISORS in February 2014 as a Co-Portfolio Manager. Previously, he was a Lead Technology Sector Analyst for Small/Mid/Large/All Cap Growth Funds at Oak Ridge Investments since 2010. Prior thereto, Mr. Roesler was a Senior Equity Analyst Small and Mid Cap Growth Funds at Northern Trust Global Investments from 2008 to 2010.

Jon Vacko. Jon Vacko joined CALAMOS ADVISORS in 2000 and has been a Co-Portfolio Manager, Co-Head of Research since August 2013. Previously, he was a Co-Head of Research and Investments from July 2010 to August 2013, prior thereto he was a senior strategy analyst between July 2002 and July 2010.

ETFSPT 09/15

The Fund’s statement of additional information provides additional information about the team leaders, including other accounts they manage, their ownership in the CALAMOS FAMILY OF FUNDS and their compensation.

The “Team Approach to Management” Section beginning on Page 15 of the prospectus shall be deleted in its entirety and replaced with the following:

Team Approach to Management. CALAMOS ADVISORS employs a team approach to portfolio management, led by the Global Co-CIO, as well as the Sr. Co-Portfolio Managers and Co-Portfolio Managers. The Global Co-CIO, Sr. Co-Portfolio Managers and Co-Portfolio Managers are supported by and lead a team of investment professionals whose valuable contributions create a synergy of expertise that can be applied across many different investment strategies. Sr. Co-Portfolio Managers and Co-Portfolio Managers are supported by a team of sector analysts making recommendations based upon rigorous fundamental research.

CALAMOS ADVISORS has an Investment Committee (“Investment Committee”) that performs the following functions:

•	Establishment of top-down global macroeconomic views

•	Discussion of sector, thematic and geographic positioning across strategies

•	Oversight of risk management across strategies

•	Monitoring and evaluation of investment performance

•	Evaluation and recommendation of enhancements to the investment process

The Investment Committee operates as a team and consists of our Global Co-CIO, who leads the Committee along with the Sr. Co-Portfolio Managers, and a select group of other senior investment professionals. Other members of the investment team will also participate in Committee meetings in connection with specific investment related issues or topics as deemed appropriate. Membership of the Investment Committee may be modified to ensure we adapt to dynamic economic, capital market and investment environments as well as incorporate diverse views into our investment process.

John P. Calamos, Sr., Global Co-CIO of CALAMOS ADVISORS, generally focuses on firm-wide risk management and the top-down approach of diversification by country and industry sector and macro-level investment themes. As Global Co-CIO, Mr. John P. Calamos, Sr. directs the team’s focus on the macro themes upon which the portfolio’s strategy is based. For all Funds, the team, as a whole, implements the investment strategies, under the general direction and supervision of the Global Co-CIO, Sr. Co-Portfolio Managers and the Co-Portfolio Managers.

John P. Calamos, Sr. is responsible for the day-to-day management of the team, bottom-up research efforts and strategy implementation. John Hillenbrand and David Kalis are each Sr. Co-Portfolio Managers, and Michael Roesler and Jon Vacko are each Co-Portfolio Managers.

The following revised and supplemental language replaces the section titled “Team Approach to Management” beginning on page 42 of the Statement of Additional Information:

TEAM APPROACH TO MANAGEMENT

CALAMOS ADVISORS employs a team approach to portfolio management, led by the Global Co-CIO, as well as the Sr. Co-Portfolio Managers and Co-Portfolio Managers. The Global Co-CIO, Sr. Co-Portfolio Managers and Co-Portfolio Managers are supported by and lead a team of investment professionals whose valuable contributions create a synergy of expertise that can be applied across many different investment strategies. Sr. Co-Portfolio Managers and Co-Portfolio Managers are supported by a team of sector analysts making recommendations based upon rigorous fundamental research.

CALAMOS ADVISORS has an Investment Committee (“Investment Committee”) that performs the following functions:

•	Establishment of top-down global macroeconomic views

•	Discussion of sector, thematic and geographic positioning across strategies

•	Oversight of risk management across strategies

•	Monitoring and evaluation of investment performance

•	Evaluation and recommendation of enhancements to the investment process

The Investment Committee operates as a team and consists of our Global Co-CIO, who leads the Committee along with the Sr. Co-Portfolio Managers, and a select group of other senior investment professionals. Other members of the investment team will also participate in Committee meetings in connection with specific investment related issues or topics as deemed appropriate. Membership of the Investment Committee may be modified to ensure we adapt to dynamic economic, capital market and investment environments as well as incorporate diverse views into our investment process.

John P. Calamos, Sr., Global Co-CIO of CALAMOS ADVISORS, generally focuses on firm-wide risk management and the top-down approach of diversification by country and industry sector and macro-level investment themes. As Global Co-CIO, Mr. John P. Calamos, Sr. directs the team’s focus on the macro themes upon which the portfolio’s strategy is based. For all Funds, the team, as a whole, implements the investment strategies, under the general direction and supervision of the Global Co-CIO, Sr. Co-Portfolio Managers and the Co-Portfolio Managers.

John P. Calamos, Sr. is responsible for the day-to-day management of the team, bottom-up research efforts and strategy implementation. John Hillenbrand and David Kalis are each Sr. Co-Portfolio Managers, and Michael Roesler and Jon Vacko are each Co-Portfolio Managers.

The Co-Portfolio Managers also have responsibility for the day-to-day management of accounts other than the Fund. Information regarding these other accounts as of October 31, 2014 is set forth below.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
John P. Calamos Sr.	26	21,500,507,441	8	697,392,373	1,746	2,207,575,261
John Hillenbrand	23	17,137,162,551	8	697,392,373	1,746	2,207,575,261
Jon Vacko	19	16,698,552,170	7	684,695,125	1,746	2,207,575,261
David Kalis (1)	7	3,808,557,059	1	46,316,160	1,746	2,207,575,261
Michael Roesler (2)	0	—	0	—	0	—

Number of Accounts and Assets for which Advisory Fee is Performance Based as of October 31, 2014

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
John P. Calamos Sr.	2	969,388,148	0	—	0	—
John Hillenbrand	0	—	0	—	0	—
Jon Vacko	0	—	0	—	0	—
David Kalis (1)	0	—	0	—	0	—
Michael Roesler (2)	0	—	0	—	0	—

(1)	David Kalis is added as of November 13, 2014.
(2)	Michael Roesler is added as of September 1, 2015.

Each Co-Portfolio Manager may invest for his own benefit in securities held in brokerage and mutual fund accounts. The information shown in the table does not include information about those accounts where the Co-Portfolio Manager or members of his family have a beneficial or pecuniary interest because no advisory relationship exists with CALAMOS ADVISORS or any of its affiliates.

The Fund’s Co-Portfolio Managers are responsible for managing both the Fund and other accounts, including separate accounts and funds not required to be registered under the 1940 Act.

Other than potential conflicts between investment strategies, the side-by-side management of both the Fund and other accounts may raise potential conflicts of interest due to the interest held by CALAMOS ADVISORS in an account and certain trading practices used by the portfolio managers (e.g., cross trades between the Fund and another account and allocation of aggregated trades). CALAMOS ADVISORS has developed policies and procedures reasonably designed to mitigate those conflicts. For example, CALAMOS ADVISORS will only place cross-trades in securities held by the Fund in accordance with the rules promulgated under the 1940 Act and has adopted policies designed to ensure the fair allocation of securities purchased on an aggregated basis. The allocation methodology employed by CALAMOS ADVISORS varies depending on the type of securities sought to be bought or sold and the type of client or group of clients. Generally, however, orders are placed first for those clients that have given CALAMOS ADVISORS brokerage discretion (including the ability to step out a portion of trades), and then to clients that have directed CALAMOS ADVISORS to execute trades through a specific broker. However, if the directed broker allows CALAMOS ADVISORS to execute with other brokerage firms, which then book the transaction directly with the directed broker, the order will be placed as if the client had given CALAMOS ADVISORS full brokerage discretion. CALAMOS ADVISORS and its affiliates frequently use a “rotational” method of placing and aggregating client orders and will build and fill a position for a designated client or group of clients before placing orders for other clients.

A client account may not receive an allocation of an order if: (a) the client would receive an unmarketable amount of securities based on account size; (b) the client has precluded CALAMOS ADVISORS from using a particular broker; (c) the cash balance in the client account will be insufficient to pay for the securities allocated to it at settlement; (d) current portfolio attributes make an allocation inappropriate; and (e) account specific guidelines, objectives and other account specific factors make an allocation inappropriate. Allocation methodology may be modified when strict adherence to the usual allocation is impractical or leads to inefficient or undesirable results. CALAMOS ADVISORS’ head trader must approve each instance that the usual allocation methodology is not followed and provide a reasonable basis for such instances and all modifications must be reported in writing to the CALAMOS ADVISORS’ Chief Compliance Officer on a monthly basis.

Investment opportunities for which there is limited availability generally are allocated among participating client accounts pursuant to an objective methodology (i.e., either on a pro rata basis or using a rotational method, as described above). However, in some instances, CALAMOS ADVISORS may consider subjective elements in attempting to allocate a trade, in which case a Fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity. In considering subjective criteria when allocating trades, CALAMOS ADVISORS is bound by its fiduciary duty to its clients to treat all client accounts fairly and equitably.

The Co-Portfolio Managers advise certain accounts under a performance fee arrangement. A performance fee arrangement may create an incentive for a Co-Portfolio Manager to make investments that are riskier or more speculative than would be the case in the absence of performance fees. A performance fee arrangement may result in increased compensation to the Co-Portfolio Managers from such accounts due to unrealized appreciation as well as realized gains in the client’s account.

As of December 31, 2014, John P. Calamos, Sr., our Global Co-CIO, receives all of his compensation from CALAMOS ADVISORS. He has entered into an employment agreement that provides for compensation in the form of an annual base salary and a target bonus, both components payable in cash. His target bonus is set at a percentage of the respective base salary. Similarly, there is a target for Long-Term Incentive (“LTI”) awards and that target is also set at a percentage of his base salary.

As of December 31, 2014, John Hillenbrand, David Kalis, and Jon Vacko receive all of their compensation from CALAMOS ADVISORS. As of September 1, 2015, Michael Roesler receives all of his compensation from CALAMOS ADVISORS. They each receive compensation in the form of an annual base salary, a discretionary bonus (payable in cash) and LTI awards. Each of these individuals has a bonus range of opportunity which is expressed as a percentage of base salary. Each of these individuals is also eligible for discretionary LTI awards based on individual and collective performance, however these awards are not guaranteed from year to year. LTI awards consist of restricted stock units or a combination of restricted stock units and stock options. A portion of certain LTI awards must be invested in funds or accounts advised by CALAMOS ADVISORS, including funds advised by such individuals. Additionally, they are also eligible to receive a portion of certain investment advisory fees and incentive fee payments collected by CALAMOS ADVISORS or an affiliated entity, determined by the Global Co-CIO.

The amounts paid to all Co-Portfolio Managers and the criteria utilized to determine the amounts are benchmarked against industry specific data provided by third party analytical agencies. The Co-Portfolio Managers’ compensation structure does not differentiate between the Fund and other accounts managed by the Co-Portfolio Managers, and is determined on an overall basis, taking into consideration annually the performance of the various strategies managed by the Co-Portfolio Managers. Portfolio performance, as measured by risk-adjusted portfolio performance, is utilized to determine the target bonus, as well as overall performance of Calamos Advisors. All Co-Portfolio Managers are eligible to receive annual equity awards in shares of Calamos Asset Management, Inc. under an incentive compensation plan.

Historically, the annual equity awards granted under the incentive compensation plan have been comprised of stock options and restricted stock units which vest over periods of time. Unless terminated early, the stock options have a ten-year term. Grants of restricted stock units and stock options must generally be approved by the Compensation Committee of the Board of Directors of Calamos Asset Management, Inc.

The compensation structure described above is also impacted by additional corporate objectives set by the Board of Directors of Calamos Asset Management, Inc., which for 2014 included investment performance, as measured annually by risk-adjusted performance of the investment strategies managed by CALAMOS ADVISORS over a blended short- and long-term measurement period; distribution effectiveness, as measured by redemption rates and net sales in products that are open to new investors; and financial performance, as measured by operating earnings and margin.

As of October 31, 2014 the portfolio managers held the following amounts in the Fund:

Focus Growth ETF
John P. Calamos Sr. (1)	Over $1,000,000
John Hillenbrand	None
David Kalis (2)	None
Michael Roesler (3)	None
Jon Vacko	None

(1)	Pursuant to Rule 16a-1(a)(2) of the 1934 Act, John P. Calamos, Sr. may be deemed to have indirect beneficial ownership of Fund shares held by Calamos Investments LLC, its subsidiaries, and its parent companies (Calamos Asset Management, Inc. and Calamos Family Partners, Inc.) due to his direct or indirect ownership interest in those entities. As a result, these amounts reflect any holdings of those entities in addition to the individual, personal accounts of John P. Calamos, Sr.
(2)	David Kalis is added as of November 13, 2014, valuation as of February 1, 2015.
(3)	Michael Roesler is added as of September 1, 2015, valuation as of June 30, 2015.

Please retain this supplement for future reference.

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